UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 9, 2013 (September 6, 2013)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1800
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 6, 2013, SN Cotulla Assets, LLC, a wholly owned subsidiary of Sanchez Energy Corporation (the “Company”), executed a definitive agreement to purchase assets in the Eagle Ford Shale in South Texas from Rock Oil Company, LLC for approximately $220 million in cash, subject to customary adjustments. The transaction, which has an effective date of July 1, 2013, is expected to close at the end of the third quarter of 2013, subject to customary closing conditions. The purchase and sale agreement contains representations and warranties, covenants, indemnification provisions and closing adjustments that are typical for this type of transaction.

This summary of the purchase and sale agreement does not purport to be complete, and is qualified in its entirety by reference to the purchase and sale agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 8.01.  Other Events.

On September 9, 2013, the Company issued a press release announcing the acquisition in the Eagle Ford Shale and a preliminary 2014 operating capital plan. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On September 9, 2013, the Company issued a press release announcing the private offering of $150 million aggregate principal amount of senior notes.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The report of Ryder Scott Company, L.P., dated June 28, 2013, regarding an estimate of proved reserves, future production, and income attributable to certain properties of the Company as of June 30, 2013 is filed as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Purchase and Sale Agreement by and between Rock Oil Company, LLC, as Seller, and SN Cotulla Assets, LLC, as Buyer, dated as of September 6, 2013.*
23.1	Consent of Ryder Scott Company, L.P.
99.1	Press release dated September 9, 2013 announcing the acquisition in the Eagle Ford Shale and a preliminary 2014 operating capital plan.
99.2	Press release dated September 9, 2013 announcing the private offering of $150 million aggregate principal amount of senior notes.
99.3	Ryder Scott Company, L.P. Summary of June 30, 2013 Reserves.

*                 The exhibits and schedules (other than Schedule 1) to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.  Descriptions of such exhibits and schedules are on page iv of the Purchase and Sale Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: September 9, 2013	By:	/s/ Michael G. Long
Michael G. Long
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Purchase and Sale Agreement by and between Rock Oil Company, LLC, as Seller, and SN Cotulla Assets, LLC, as Buyer, dated as of September 6, 2013.*
23.1	Consent of Ryder Scott Company, L.P.
99.1	Press release dated September 9, 2013 announcing the acquisition in the Eagle Ford Shale and a preliminary 2014 operating capital plan.
99.2	Press release dated September 9, 2013 announcing the private offering of $150 million aggregate principal amount of senior notes.
99.3	Ryder Scott Company, L.P. Summary of June 30, 2013 Reserves.

*                 The exhibits and schedules (other than Schedule 1) to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.  Descriptions of such exhibits and schedules are on page iv of the Purchase and Sale Agreement.